SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: April 7, 2000



                              CompleTel Europe N.V.
               (Exact Name of Registrant as Specified in Charter)


 The Netherlands             000-30075                98-0202823
 (State or other            (Commission             (IRS Employer
 jurisdiction of            File Number)            Identification #)
 incorporation)



                                  Kruisweg 609
                       2132 NA Hoofsdorp, The Netherlands
                     (Address of Principal Executive Office)

                                (31) 20 666 1701
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.
----------------------

     On April 7, 2000, CompleTel Europe N.V. (the "Registrant") issued the press release attached hereto as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

     The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

                Not applicable

(b)      Pro Forma Financial Information

                Not applicable

(c)      Exhibits

99.1 Press Release of the Registrant, dated April 7, 2000, relating to the Registrant's (Euro)200 million senior notes offering.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                                     COMPLETEL EUROPE N.V.

DATE:  April 7, 2000                                 By:    /s/ Anna Lascar
                                                         ---------------------
                                                            Anna Lascar
                                                            General Counsel
                                                            and Attorney in Fact